SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 18, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________

             (Exact name of registrant as specified in its charter)


           Nevada                   000-29209                    48-1110566
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS.


Daniel Brailey, Richard Grob and James Mydlach have sued 21st Century Technologies, Inc. in the District Court of Clark County, Nevada. The matter bears Case No. A482378 and is pending in Department No. III in that jurisdiction. The case arises generally out of an alleged breach of contract. Other named defendants include Arland D. Dunn, Trident Technologies, Inc. and procedural defendants. Claims are made for damages in excess of $10,000.00, treble damages, attorneys' fees and costs of court.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  April 19, 2004                  By: /s/ ARLAND D. DUNN
                                             _________________________
                                             Arland D. Dunn
                                             Chairman, President and CEO